EXHIBIT 99.1
                                                                    ------------

              Audited Financial Statements of Home Structure Sound



Eric C. Yartz
800 Bering, Suite 310
Houston, Texas 77057
713-839-8200



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Equity Owners of Home Structure Sound

We have audited the accompanying consolidated balance sheets of Home Structure Sound as of August 31, 2002, and the related consolidated statements of income, of cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Home Structure Sound at August 31, 2002 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


/s/ Eric C. Yartz
------------------------------
Certified Public Accountant

Houston, Texas

June 30, 2003

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                              HOME STRUCTURE SOUND
                                  BALANCE SHEET
                                 AUGUST 31, 2002

                                                        EIGHT MONTHS ENDED
                                                         AUGUST 31, 2002
                                                         ---------------


Assets
 Current Assets
  Cash                                                    $      32,000
  Accounts Receivable, less reserve of $0                        64,918
  Inventory                                                      12,232
                                                          -------------
 Total Current Assets                                           109,150
                                                          -------------

  Fixed Assets,net of Accum. Dep. of $0                          12,000

Total Assets                                              $     121,150
                                                          =============


Liabilities and Stockholders' Equity
 Current Liabilities
  Accounts payable and accrued expenses                   $      90,476
  Income Tax Payable                                             10,736
                                                          -------------
 Total Current Liabilities                                      101,212

 Owners' Equity (Deficit)                                        19,938

Total Liabilities and Stockholders' Equity                $     121,150
                                                          =============

                        See Notes to Financial Statements

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                              HOME STRUCTURE SOUND
                     CONSOLIDATED STATEMENT OF INCOME (LOSS)
                       EIGHT MONTHS ENDED AUGUST 31, 2002

                                                        EIGHT MONTHS ENDED
                                                         AUGUST 31, 2002
                                                         ---------------

Sales                                                     $     397,808
Cost of Sales                                                   327,459
                                                          -------------
            Gross Profit                                         70,349
                                                          -------------

General and Administrative
            Selling and administrative expenses                  39,675
                                                          -------------
Total General and Adminsitrative                                 39,675
                                                          -------------

Income (Loss) from operations                                    30,674

Provision for income taxes                                       10,736
                                                          -------------
Net Income or (Loss)                                      $      19,938
                                                          =============

                        See Notes to Financial Statements

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                              HOME STRUCTURE SOUND
                             STATEMENT OF CASH FLOW
                                 AUGUST 31, 2002

                                                        EIGHT MONTHS ENDED
                                                         AUGUST 31, 2002
                                                         ---------------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income From Operations                                $      19,938
Adjustments to reconcile net income:
 Income Tax payable                                              10,736
 Increase in Accounts Receivable                               (64,918)
 (Increase) Decrease in Inventory                              (12,232)
 (Increase) Decrease in Prepaid
 Increase (Decrease) in Accounts Payable                         90,476
                                                          -------------

Net cash provided from (used in) operations                      44,000
                                                          -------------

CASH FLOW FROM INVESTING ACTIVITIES
 LT Asset Purchases                                             (12,000)
 Decrease in LT Deposits
                                                          -------------

Net cash from investing activities                              (12,000)
                                                          -------------


Net Increase (Decrease) in cash and equivalents                  32,000
Cash and equivalents, beginning of period                             0
                                                          -------------
Cash and equivalents, end of period                       $      32,000
                                                          =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Cash paid for interest                                   $           0


                        See Notes to Financial Statements

                              HOME STRUCTURE SOUND
                        NOTES TO THE FINANCIAL STATEMENTS


Note 1. Organization And Nature Of Operations

Home Structure Sound, an unincorporated entity formed in January, 2002, provides structured wiring and cabling for new residential homes in the Houston, Texas market. Its services and products consist of installation of internet, telecommunications, and home security wiring and cabling in homes during construction phase. Its customers consist of residential homebuilders for which it acts as a sub-contractor during construction.

In August, 2002, the operating and intangible assets of Home Strucutre Sound were acquired by Spectrasource Corporation. The principals of Home Structure Sound became employees of Spectrasource, and Home Structure Sound, as a separate entity, ceased to exist.

Note 2. Summary Of Significant Accounting Policies

USE OF ESTIMATES

The preparation of these financial statements requires the use of certain estimates by management in determining the Company's' combined assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of highly liquid investments that are readily convertible into cash and have a maturity of three months or less. Cash equivalents are stated at cost, which approximates fair market value.

REVENUE RECOGNITION

Revenue from product sales is recognized as risk and title to the product transfer to the customer, which usually occurs upon invoicing. The Company accrues for allowances for doubtful accounts based on its experience.

INVENTORIEs

Inventories are carried at the lower of cost or market, using average cost. Materials and supplies are valued using the average cost method.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation. Property and equipment is depreciated on the straight-line method over their estimated useful lives, which in the opinion of management is adequate to allocate the cost of the property and equipment over their estimated useful lives. Expenditures for renewals, replacements, and betterments are capitalized. Maintenance and repairs are charged to operating expenses as incurred. Upon sale or other disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount, less proceeds from disposal, is charged against or credited to income.

INCOME TAXES

The Company follows the asset and liability approach to account for deferred income taxes. Under this method, deferred taxes are recognized for temporary differences between the book and tax basis of assets and liabilities. These temporary differences are measured using the applicable enacted tax rates and provisions of the enacted tax laws. Valuation allowances are provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

COMPREHENSIVE INCOME

Financial Accounting Standards Board ("FASB") Statement No. 130, "Reporting Comprehensive Income", became effective for fiscal years beginning after December 15, 1997, and establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. This Statement requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company had no comprehensive income other than net income during the periods included in the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002. SFAS No. 141 is effective for business combinations initiated after June 30, 2001 and has no effect on the Company. SFAS No. 142 prescribes discontinuance of the amortization of goodwill as well as annual review of goodwill for impairment. The Company does not expect the implementation of SFAS No. 142 to result in any impairment of goodwill.

In June 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations. In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Adoption of SFAS No. 143 and SFAS No. 144 is not expected to have a material effect on the consolidated financial statements of the Company.

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. Application of the statement will be required in 2003. The Company does not expect the implementation of SFAS No. 145 to have a material effect on the financial statements of the Company.

In July 2002, the FASB issued SFAS No. 146, Accounting for Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement, and reporting of costs associated with exit and disposal activities, including restructuring activities and facility closings. SFAS No. 146 will be effective for activities initiated after December 31, 2002. The Company does not expect adoption of SFAS No. 146 to have a material impact on its consolidated financial statements.